1 FOR IMMEDIATE RELEASE U.S. CONCRETE ANNOUNCES 2013 THIRD QUARTER RESULTS • Adjusted EBITDA increased 108.7% to $18.6 million • Consolidated revenue increased 18.0% to $173.6 million • Ready-mixed concrete volume rose 9.6% to approximately 1.4 million cubic yards • Ready-mixed concrete average sales price improved 5.9% • Net loss of $7.3 million EULESS, TEXAS – NOVEMBER 7, 2013 – U.S. Concrete, Inc. (NASDAQ: USCR) today reported adjusted earnings before interest, income taxes, depreciation and amortization (“EBITDA”) of $18.6 million in the third quarter of 2013, compared to adjusted EBITDA of $8.9 million in the third quarter of 2012. Adjusted EBITDA margin, which is adjusted EBITDA as a percentage of revenue, was 10.7% for the third quarter of 2013, compared to 6.1% in the third quarter of 2012. The Company’s adjusted net income was $1.3 million, or $0.09 per diluted share, for the third quarter of 2013, compared to adjusted net income of $3.5 million, or $0.28 per diluted share, in the third quarter of 2012. Third quarter 2013 adjusted net income excludes a non-cash loss related to the fair value change in the Company’s derivatives of $5.5 million, $1.7 million of expense related to the extinguishment of debt, $1.2 million of non-cash stock compensation expense and $0.2 million of officer severance. Third quarter 2012 adjusted net income excludes a non-cash loss related to the fair value change in the Company’s derivatives of $2.6 million, $2.6 million of expense related to the extinguishment of debt, $0.8 million of non-cash stock compensation expense, and $0.7 million of expense related to the relocation of the corporate headquarters. Including the loss related to derivatives, expense related to the extinguishment of debt, non-cash stock compensation expense, officer severance, and expense related to the relocation of the corporate headquarters, net loss for the third quarter of 2013 was $7.3 million, compared to a net loss of $3.2 million in the third quarter of 2012. The Company defines adjusted EBITDA as net income (loss) from continuing operations plus expense (benefit) for income taxes, net interest expense, depreciation, depletion and amortization, and excludes non-cash stock compensation expense, derivative loss, gain (loss) on extinguishment of debt, officer severance and expense related to the Company’s relocation of the corporate headquarters. Adjusted EBITDA is a non-GAAP financial measure. For a reconciliation of adjusted EBITDA, free cash flow and net debt (which are other non-GAAP financial measures used in this earnings release) to the most directly comparable GAAP financial measures, please see the attached “Additional Statistics” schedule. The Company defines adjusted net income (loss) and adjusted net income (loss) per share as net income (loss) and net income (loss) per share excluding non-cash stock compensation expense, derivative loss, gain (loss) on extinguishment of debt, expense related to the Company’s relocation of the corporate headquarters and officer severance. NEWS RELEASE Contact: Matt Brown Senior Vice President and CFO U.S. Concrete, Inc. 817-835-4105

2 Adjusted net income (loss) and adjusted net income (loss) per share are non-GAAP financial measures. For a reconciliation of adjusted net income (loss) and adjusted net income (loss) per share to the most directly comparable GAAP financial measures, please see the attached “Additional Statistics” schedule. William J. Sandbrook, President and Chief Executive Officer of U.S. Concrete, stated “We remain pleased that, despite some weather disruptions, both ready-mixed volumes and pricing continue to exhibit robust growth. It is also encouraging that we have expanded our backlog both sequentially and year over year during the same period. This reinforces our assertion that we are participating in the right markets at the right time in this continually improving construction cycle.” THIRD QUARTER 2013 RESULTS Consolidated revenue in the third quarter of 2013 increased 18.0% to $173.6 million, compared to $147.0 million in the third quarter of 2012. Revenue from the ready-mixed concrete segment increased $21.0 million, or 16.1%, to $151.5 million for the third quarter of 2013, compared to $130.5 million in the third quarter of 2012. The Company’s ready-mixed sales volume for the third quarter of 2013 was approximately 1.45 million cubic yards, up 9.6% from the approximately 1.32 million cubic yards of ready-mixed concrete sold in the third quarter of 2012. The Company’s consolidated average sales price per cubic yard of ready-mixed concrete increased 5.9% during the third quarter of 2013 as compared to the third quarter of 2012. Aggregate products segment revenue increased $1.7 million, or 17.2%, to $11.5 million in the third quarter of 2013 compared to $9.8 million in the third quarter of 2012. Consolidated adjusted EBITDA in the third quarter of 2013 was $18.6 million, compared to $8.9 million in the third quarter of 2012. Selling, general and administrative expenses (“SG&A”) were approximately $14.6 million in the third quarter of 2013 compared to $15.1 million in the third quarter of 2012. SG&A expenses for the third quarter of 2013 included a $0.4 million increase in non-cash stock compensation expense and a $0.7 million decrease in expenses related to the relocation of the corporate headquarters from the third quarter of 2012. As a percentage of total revenue, SG&A expenses decreased to 8.4% in the third quarter of 2013 from 10.2% in the third quarter of 2012. During the third quarter of 2013, the Company recorded a $5.5 million non-cash loss related to derivatives. This non-cash loss was comprised of fair value changes in the Company’s warrants. This is compared to a non-cash loss of $2.6 million during the third quarter of 2012 from fair value changes in the Company’s warrants and convertible notes. These changes were due primarily to the increase in the price of the Company’s common stock during the third quarters of 2013 and 2012. The Company had cash provided by operations of $17.4 million for the third quarter of 2013, compared to $2.3 million used in operations for the third quarter of 2012. The increase in the third quarter of 2013 was primarily the result of increased earnings and management of working capital. The Company’s free cash flow for the third quarter of 2013 was $11.8 million, compared to $19.0 million for the third quarter of 2012. We define “free cash flow” as cash used in operations less capital expenditures for property, plant and equipment, net of proceeds from disposals. Free cash flow for the third quarter of 2012 includes $22.8 million in proceeds from the sale of our California precast operations. Capital

3 expenditures increased $3.7 million to $5.2 million for the third quarter of 2013, as compared to $1.5 million for the third quarter of 2012. The Company’s net debt at September 30, 2013 was approximately $76.4 million, up $17.6 million from December 31, 2012. We define net debt as total debt, including current maturities and capital lease obligations, minus cash and cash equivalents. The increase in net debt was due to the Company’s completed exchange offer for its Convertible Secured Notes and a $4.7 million increase in the balance of our revolving credit facility. As previously reported, in March, the Company closed on the exchange of $48.5 million aggregate principal amount of its outstanding 9.5% Convertible Notes due 2015 for $61.1 million aggregate principal amount of new 9.5% Senior Secured Notes due 2015. In connection with the exchange, a $7.3 million discount associated with the tendered Convertible Notes was written off. Net debt at September 30, 2013 was comprised of total debt of $84.0 million, less cash and cash equivalents of $7.7 million. Ready-mix backlog at the end of the third quarter of 2013 was approximately 3.7 million cubic yards, up 11.2% compared to the end of the third quarter of 2012 and up 20.8% since the beginning of the year. CONFERENCE CALL U.S. Concrete has scheduled a conference call for Thursday, November 7, 2013 at 10:00 a.m. Eastern time, to review its third quarter 2013 results. To participate in the call, dial Toll-free: (877) 312-8806 – Conference ID: 86794935 at least ten minutes before the conference call begins and ask for the U.S. Concrete conference call. A replay of the conference call will be available after the call under the investor relations section of the Company’s website at www.us- concrete.com. Investors, analysts and the general public will also have the opportunity to listen to the conference call over the Internet by accessing www.us-concrete.com. To listen to the live call on the Web, please visit the Web site at least 15 minutes early to register, download and install any necessary audio software. For those who cannot listen to the live Web cast, an archive will be available shortly after the call under the investor relations section of the Company’s website at www.us-concrete.com. USE OF NON-GAAP FINANCIAL MEASURES This press release uses the non-GAAP financial measures “adjusted EBITDA,” “adjusted net income (loss),” “adjusted EBITDA margin,” “free cash flow” and “net debt.” The Company has included adjusted EBITDA and adjusted EBITDA margin in this press release because it is widely used by investors for valuation and comparing the Company’s financial performance with the performance of other building material companies. The Company also uses adjusted EBITDA and adjusted EBITDA margin to monitor and compare the financial performance of its operations. Adjusted EBITDA does not give effect to the cash the Company must use to service its debt or pay its income taxes, and thus does not reflect the funds actually available for capital expenditures. In addition, the Company’s presentation of adjusted EBITDA and adjusted EBITDA margin may not be comparable to similarly titled measures that other companies report. The Company considers free cash flow to be an important indicator of its ability to service debt and generate cash for acquisitions and other strategic investments. The Company believes that net debt is useful to investors as a measure of its

4 financial position. The Company presents adjusted net income (loss) and adjusted net income (loss) per share to provide more consistent information for investors to use when comparing operating results for the third quarter of 2013 to the third quarter of 2012. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported operating results or cash flow from operations or any other measure of performance as determined in accordance with GAAP. See the attached “Additional Statistics” for reconciliation of each of these non-GAAP financial measures to the most comparable GAAP financial measures for the quarters ended September 30, 2013 and 2012. ABOUT U.S. CONCRETE U.S. Concrete services the construction industry in several major markets in the United States through its two business segments: ready-mixed concrete and aggregate products. The Company has 105 fixed and 10 portable ready- mixed concrete plants and seven producing aggregates facilities. During 2012, these plant facilities produced approximately 4.8 million cubic yards of ready-mixed concrete and approximately 3.3 million tons of aggregates. For more information on U.S. Concrete, visit www.us-concrete.com. CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS This press release contains various forward-looking statements and information that are based on management's belief, as well as assumptions made by and information currently available to management. These forward-looking statements speak only as of the date of this press release. The Company disclaims any obligation to update these statements and cautions you not to rely unduly on them. Forward-looking information includes, but is not limited to, statements regarding: the stability of the business; encouraging nature of third quarter volume and pricing increases; ready-mix backlog; ability to maintain our cost structure and the improvements achieved during our restructuring and monitor fixed costs; ability to maximize liquidity, manage variable costs, control capital spending and monitor working capital usage; and the adequacy of current liquidity. Although U.S. Concrete believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that those expectations will prove to have been correct. Such statements are subject to certain risks, uncertainties and assumptions, including, among other matters: general and regional economic conditions; the level of activity in the construction industry; the ability of U.S. Concrete to complete acquisitions and to effectively integrate the operations of acquired companies; development of adequate management infrastructure; departure of key personnel; access to labor; union disruption; competitive factors; government regulations; exposure to environmental and other liabilities; the cyclical and seasonal nature of U.S. Concrete's business; adverse weather conditions; the availability and pricing of raw materials; the availability of refinancing alternatives; and general risks related to the industry and markets in which U.S. Concrete operates. Should one or more of these risks materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those expected. These risks, as well as others, are discussed in greater detail in U.S. Concrete's filings with the Securities and Exchange Commission, including U.S. Concrete's Annual Report on Form 10-K for the year ended December 31, 2012 and subsequent Quarterly Reports on Form 10-Q. (Tables Follow)

5 U.S. CONCRETE, INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited) (in thousands, except per share amounts) Three months ended September 30, Nine months ended September 30, 2013 2012 2013 2012 Revenue $ 173,567 $ 147,046 $ 463,828 $ 396,139 Cost of goods sold before depreciation, depletion and amortization 142,215 124,996 386,092 341,843 Selling, general and administrative expenses 14,601 15,063 45,523 42,286 Depreciation, depletion and amortization 4,753 3,677 14,177 11,070 (Gain) loss on sale of assets (39) 67 (65) (532) Income from operations 12,037 3,243 18,101 1,472 Interest expense, net (2,477) (2,842) (7,837) (8,616) Derivative loss (5,467) (2,576) (25,829) (6,544) (Loss) gain on extinguishment of debt (1,673) (2,630) 2,631 (2,630) Other income, net 395 463 1,392 1,983 Income (loss) from continuing operations before income taxes 2,815 (4,342) (11,542) (14,335) Income tax (expense) benefit (9,976) 472 (1,691) 178 Loss from continuing operations (7,161) (3,870) (13,233) (14,157) (Loss) income from discontinued operations, net of taxes (141) 659 (1,758) 408 Net loss $ (7,302) $ (3,211) $ (14,991) $ (13,749) Basic and diluted loss per share: Loss from continuing operations $ (0.54) $ (0.32) $ (1.04) $ (1.16) Loss (income) from discontinued operations, net of taxes (0.01) 0.06 (0.14) 0.03 Net loss per share – basic and diluted $ (0.55) $ (0.26) $ (1.18) $ (1.13) Weighted average shares outstanding: Basic and diluted 13,207 12,218 12,705 12,174

6 U.S. CONCRETE, INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED BALANCE SHEETS (in thousands) September 30, 2013 December 31, 2012 (Unaudited) ASSETS Current assets: Cash and cash equivalents $ 7,679 $ 4,751 Trade accounts receivable, net of allowances of $2,715 and $2,368 as of September 30, 2013 and December 31, 2012, respectively 109,532 84,034 Inventories 26,890 25,001 Deferred income taxes 2,674 2,835 Prepaid expenses 3,819 3,651 Other receivables 2,960 4,414 Other current assets 2,161 3,080 Total current assets 155,715 127,766 Property, plant and equipment, net of accumulated depreciation, depletion, and amortization of $50,759 and $38,273 as of September 30, 2013 and December 31 2012 respectively 127,932 120,871 Goodwill 11,726 10,717 Purchased intangible assets, net 13,443 15,033 Other assets 3,471 5,337 Total assets $ 312,287 $ 279,724 LIABILITIES AND EQUITY Current liabilities: Current maturities of long-term debt $ 2,337 $ 1,861 Accounts payable 59,391 48,880 Accrued liabilities 48,784 36,430 Derivative liabilities 17,555 22,030 Total current liabilities 128,067 109,201 Long-term debt, net of current maturities 81,722 61,598 Other long-term obligations and deferred credits 10,936 13,114 Deferred income taxes 3,126 3,287 Total liabilities 223,851 187,200 Commitments and contingencies Equity: Preferred stock — — Common stock 14 13 Additional paid-in capital 151,968 136,451 Accumulated deficit (58,187) (43,196) Treasury stock, at cost (5,359) (744) Total stockholders’ equity 88,436 92,524 Total liabilities and equity $ 312,287 $ 279,724

7 U.S. CONCRETE, INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited) (in thousands) Nine months ended September 30, 2013 2012 CASH FLOWS FROM OPERATING ACTIVITIES: Net loss $ (14,991) $ (13,749) Adjustments to reconcile net loss to net cash provided by (used in) operating activities: Depreciation, depletion and amortization 14,202 11,662 Debt issuance cost amortization 1,775 3,148 (Gain) loss on extinguishment of debt (2,631) 2,630 Amortization of facility exit costs (142) (39) Amortization of discount on long-term incentive plan and other accrued interest 381 — Net loss on derivative 25,829 6,544 Net loss (gain) on sale of assets 237 (2,553) Deferred income taxes 1,331 (21) Deferred rent 513 — Provision for doubtful accounts 843 683 Facility exit costs — 358 Stock-based compensation 4,722 2,271 Changes in assets and liabilities: Accounts receivable (26,093) (22,920) Inventories (1,854) (733) Prepaid expenses and other current assets 2,546 (2,218) Other assets and liabilities (2,569) (15) Accounts payable and accrued liabilities 22,740 7,010 Net cash provided by (used in) operating activities 26,839 (7,942) CASH FLOWS FROM INVESTING ACTIVITIES: Purchases of property, plant and equipment (13,365) (4,525) Payments for acquisitions (5,261) (4,300) Proceeds from disposals of property, plant and equipment 218 1,852 (Payments for) proceeds from disposal of business units (2,333) 22,751 Change in restricted cash — (1,456) Net cash (used in) provided by investing activities (20,741) 14,322 CASH FLOWS FROM FINANCING ACTIVITIES: Proceeds from borrowings 107,204 125,223 Repayments of borrowings (102,504) (131,397) Proceeds from exercise of stock options 205 — Proceeds from other borrowings — 1,900 Payments for third-party financing and seller-financed debt (1,420) (1,051) Debt issuance costs (2,040) (1,155) Purchase of treasury shares (4,615) (307) Net cash used in financing activities (3,170) (6,787) NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS 2,928 (407) CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD 4,751 4,229 CASH AND CASH EQUIVALENTS AT END OF PERIOD $ 7,679 $ 3,822

8 U.S. CONCRETE, INC. AND SUBSIDIARIES SELECTED REPORTABLE SEGMENT INFORMATION (in thousands) (Unaudited) Three months ended September 30, Nine months ended September 30, 2013 2012 2013 2012 Revenue: Ready-mixed concrete Sales to external customers $ 151,545 $ 130,527 $ 410,046 $ 352,437 Aggregate products Sales to external customers 6,903 5,701 15,601 13,309 Intersegment sales 4,604 4,114 12,562 9,953 Total reportable segment revenue 163,052 140,342 438,209 375,699 Other products and eliminations 10,515 6,704 25,619 20,440 Total revenue $ 173,567 $ 147,046 $ 463,828 $ 396,139 Reportable Segment Adjusted EBITDA: Ready-mixed concrete $ 19,418 $ 12,099 $ 46,624 $ 30,253 Aggregate products 3,122 2,215 4,667 3,508 Total reportable segment Adjusted EBITDA 22,540 14,314 51,291 33,761 Reconciliation to income (loss) from continuing operations: Other products and eliminations income (loss) from operations 1,072 569 2,573 (356) Corporate overhead, net of insurance allocations (7,301) (8,323) (23,099) (21,581) Depreciation, depletion and amortization for reportable segments (3,975) (2,905) (11,768) (8,744) Interest expense, net (2,477) (2,842) (7,837) (8,616) Corporate (loss) gain on early extinguishment of debt (1,673) (2,630) 2,631 (2,630) Corporate derivative loss (5,467) (2,576) (25,829) (6,544) Corporate and other products and eliminations other income, net 96 61 496 375 Income (loss) from continuing operations before income taxes $ 2,815 $ (4,332) $ (11,542) $ (14,335)

9 U.S. CONCRETE, INC. ADDITIONAL STATISTICS (Unaudited) We report our financial results in accordance with generally accepted accounting principles in the United States (“GAAP”). However, our management believes that certain non-GAAP performance measures and ratios, which our management uses in managing our business, may provide users of this financial information additional meaningful comparisons between current results and results in prior operating periods. See the table below for (1) presentations of our adjusted EBITDA, adjusted EBITDA margin and Free Cash Flow for the quarters ended September 30, 2013 and 2012, and Net Debt as of September 30, 2013 and December 31, 2012 and (2) corresponding reconciliations to GAAP financial measures for the quarters ended September 30, 2013 and 2012 and as of September 30, 2013 and December 31, 2012. We have also provided below (1) the impact of non-cash stock compensation expense, derivative losses, gain (loss) on extinguishment of debt, officer severance and expenses related to the Company’s relocation of the corporate headquarters on net income (loss) and net income (loss) per share and (2) corresponding reconciliations to GAAP financial measures for the quarters ended September 30, 2013 and 2012. We have also shown below certain Ready-Mixed Concrete Statistics for the quarters ended September 30, 2013 and 2012. We define adjusted EBITDA as our net income (loss) from continuing operations, plus the provision (benefit) for income taxes, net interest expense, depreciation, depletion and amortization, non-cash stock compensation expense, derivative loss, gain (loss) on extinguishment of debt, officer severance and expense related to the Company’s relocation of the corporate headquarters. We define adjusted EBITDA margin as the amount determined by dividing adjusted EBITDA by total revenue. We have included adjusted EBITDA and adjusted EBITDA margin in the accompanying tables because they are widely used by investors for valuation and comparing our financial performance with the performance of other building material companies. We also use adjusted EBITDA and adjusted EBITDA margin to monitor and compare the financial performance of our operations. Adjusted EBITDA does not give effect to the cash we must use to service our debt or pay our income taxes and thus does not reflect the funds actually available for capital expenditures. In addition, our presentation of adjusted EBITDA may not be comparable to similarly titled measures other companies report. We define adjusted net income (loss) and adjusted net income (loss) per share as net income (loss) and net income (loss) per share excluding non-cash stock compensation expense, derivative loss, gain (loss) on extinguishment of debt, officer severance and expense related to the Company’s relocation of the corporate headquarters. We present adjusted net income (loss) and adjusted net income (loss) per share to provide more consistent information for investors to use when comparing operating results for the quarters ended September 30, 2013 and 2012. We define Free Cash Flow as cash provided by (used in) operations less capital expenditures for property, plant and equipment, net of disposals. We consider Free Cash Flow to be an important indicator of our ability to service our debt and generate cash for acquisitions and other strategic investments. We define Net Debt as total debt, including current maturities and capital lease obligations, minus cash and cash equivalents. We believe that Net Debt is useful to investors as a measure of our financial position. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, our reported operating results or cash flow from operations or any other measure of performance prepared in accordance with GAAP.

10 (1) Net loss per diluted share for the three months ended September 30, 2013 and 2012 exclude common stock equivalents of 359 thousand shares and 390 thousand shares, respectively, from our options and restricted stock that are included in adjusted net income per diluted share as their impact is anti-dilutive based on the net loss for the periods. 2013 2012 Ready-Mixed Concrete Statistics: Average price per cubic yard (in dollars) $104.47 $98.67 Volume in cubic yards 1,447 1,320 Adjusted Net Income and EPS: Net Loss ($7,302) ($3,211) Add: Derivative loss 5,467 2,576 Add: Loss on extinguishment of debt 1,673 2,630 Add: Non-cash stock compensation expense 1,178 805 Add: Officer severance 245 - Add: Expenses related to corporate headquarters’ relocation - 729 Adjusted net income $1,261 $3,529 Net loss per diluted share (1) ($0.55) ($0.26) Impact of derivative loss 0.40 0.20 Loss on extinguishment of debt 0.12 0.21 Impact of non-cash stock compensation expense 0.09 0.06 Impact of officer severance 0.02 - Impact of expenses related to corporate headquarters’ relocation - 0.06 Adjusted net income per diluted share $0.09 $0.28 Adjusted EBITDA reconciliation: Net loss from continuing operations ($7,161) ($3,870) Income tax expense (benefit) 9,976 (472) Interest expense, net 2,477 2,842 Derivative loss 5,467 2,576 Depreciation, depletion and amortization 4,753 3,677 Loss on extinguishment of debt 1,673 2,630 Non-cash stock compensation expense 1,178 805 Officer severance 245 - Expenses related to corporate headquarters’ relocation - 729 Adjusted EBITDA $18,608 $8,917 Adjusted EBITDA margin 10.7% 6.1% Free Cash Flow reconciliation: Net cash provided by (used in) operations $17,428 ($2,291) Less: capital expenditures (5,249) (1,540) Plus: proceeds from the sale of property, plant and equipment 45 87 Less: payments made in the disposal of business units (467) 22,751 Free Cash Flow $11,757 $19,007 As of As of September 30, 2013 December 31, 2012 Net Debt reconciliation: Total debt, including current maturities and capital lease obligations $84,059 $63,459 Less: cash and cash equivalents 7,679 4,751 Net Debt $76,380 $58,708 Three months ended September 30, (In thousands, except average price amounts and net income (loss) per share)

11 (1) Net loss per diluted share for the nine months ended September 30, 2013 excludes common stock equivalents of 467 thousand shares from our options and restricted stock that are included in adjusted net income per diluted share as their impact is anti-dilutive based on the net loss for the period. 2013 2012 Ready-Mixed Concrete Statistics: Average price per cubic yard (in dollars) $102.98 $97.18 Volume in cubic yards 3,970 3,615 Adjusted Net Income and EPS: Net Loss ($14,991) ($13,749) Add: Derivative loss 25,829 6,544 Add: (Gain) Loss on extinguishment of debt (2,631) 2,630 Add: Non-cash stock compensation expense 4,722 2,271 Add: Officer severance 245 - Add: Expenses related to corporate headquarters’ relocation 512 2,326 Adjusted net income $13,686 $22 Net loss per diluted share (1) ($1.18) ($1.13) Impact of derivative loss 1.96 0.54 (Gain) Loss on extinguishment of debt (0.20) 0.22 Impact of non-cash stock compensation expense 0.36 0.19 Impact of officer severance 0.02 - Impact of expenses related to corporate headquarters’ relocation 0.04 0.19 Adjusted net income per diluted share $1.04 $0.00 Adjusted EBITDA reconciliation: Net loss from continuing operations ($13,233) ($14,157) Income tax expense (benefit) 1,691 (178) Interest expense, net 7,837 8,616 Derivative loss 25,829 6,544 Depreciation, depletion and amortization 14,177 11,070 (Gain) Loss on extinguishment of debt (2,631) 2,630 Non-cash stock compensation expense 4,722 2,271 Officer severance 245 - Expenses related to corporate headquarters’ relocation 512 2,326 Adjusted EBITDA $39,149 $19,122 Adjusted EBITDA margin 8.4% 4.8% Free Cash Flow reconciliation: Net cash provided by (used in) operations $26,839 ($7,942) Less: capital expenditures (13,365) (4,525) Plus: proceeds from the sale of property, plant and equipment 218 1,852 Less: payments made in the disposal of business units (2,333) 22,751 Free Cash Flow $11,359 $12,136 Nine months ended September 30, (In thousands, except average price amounts and net income (loss) per share)